UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

2801 N Central Expressway
Suite 1600
Dallas, Texas		75204
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 7, 2026, Wingstop Inc. (the “Company”) reinstated the role of Chief Operating Officer (the “COO”) with the appointment of Rajneesh (Raj) Kapoor, 55, previously President of International. Mr. Kapoor will oversee the Company’s domestic and international franchise development and operations, as well as the Company-owned and operated restaurants.

Mr. Kapoor has served as Wingstop’s Senior Vice President, President of International since May 2023. Prior to joining Wingstop, he served as Senior Vice President, Fresh Food, Beverages, and Restaurants of 7-Eleven, Inc. from January 2018 to April 2023. Prior to that, he served in various roles at 7-Eleven, Inc. ranging from Information Technology to International during his 27 year tenure.

In connection with his appointment, Mr. Kapoor’s base salary will be $625,000 per year, and his annual incentive bonus target will be $450,000 for fiscal year 2026. Mr. Kapoor will also continue to be eligible for other benefits for similarly situated executives in accordance with the Company’s plans and polices, including the Company’s 2025 Omnibus Incentive Plan and the Company’s Amended and Restated Executive Severance Plan.

On January 7, 2026, the Company reassigned duties and responsibilities of Marisa J. Carona, the Company’s Senior Vice President, Chief US Franchise Operations and Development Officer. In addition, the Company reassigned duties and responsibilities of Albert McGrath, the Company’s Senior Vice President, General Counsel and Secretary. Both individuals will remain employees through March 10, 2026. Their respective departures from the Company will qualify them for severance benefits under the Company’s Amended and Restated Executive Severance Plan; see “Potential Payments upon Termination or Change in Control” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2025.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	January 13, 2026	By:	/s/ Alex R. Kaleida
Chief Financial Officer